                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1998, (98-4), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 16, 1998 to June 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 26th day of June, 1998.

                                                   GREEN TREE FINANCIAL CORP.



                                                   BY: /s/Phyllis A. Knight
                                                       --------------------
                                                       Phyllis A. Knight
                                                       Senior Vice President and
                                                       Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                5.68%, 6.00%, 5.98%, 6.09%, 6.18%, 6.53%*, 6.87%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98


                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                       TRUST ACCOUNT  #3336599-0
                                                         REMITTANCE DATE 7/01/98


                                                                                   Total $            Per $1,000
                                                                                    Amount             Original
                                                                                --------------      --------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available(including Monthly Servicing Fee)                            7,095,459.12
                                                                                --------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                    0.00
                                                                                --------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                              7,095,459.12
                                                                                --------------

 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account              998,759.57
                                                                                --------------

A.   Interest
     (2) Aggregate interest
         a. Class A-1 Remittance Rate (5.68%)                                           5.6800%
                                                                                --------------
         b. Class A-1 Interest                                                      114,799.11          5.36444439
                                                                                --------------      --------------

         c. Class A-2 Remittance Rate (6.00%)                                             6.00%
                                                                                --------------
         d. Class A-2 Interest                                                      143,000.00          5.50000000
                                                                                --------------      --------------

         e. Class A-3 Remittance Rate (5.98%)                                             5.98%
                                                                                --------------
         f. Class A-3 Interest                                                      339,863.33          5.48166661
                                                                                --------------      --------------

         g. Class A-4 Remittance Rate (6.09%)                                             6.09%
                                                                                --------------
         h. Class A-4 Interest                                                      150,727.50          5.58250000
                                                                                --------------      --------------

         i. Class A-5 Remittance Rate (6.18%)                                             6.18%
                                                                                --------------
         j. Class A-5 Interest                                                      614,086.00          5.66500000
                                                                                --------------      --------------

         k. Class A-6 Remittance Rate 6.53%, (unless
             the Weighted Average Contract Rate is
             less than 6.53%)                                                             6.53%
                                                                                --------------
         l. Class A-6 Interest                                                      435,170.08          5.98583329
                                                                                --------------      --------------

         m. Class A-7 Remittance Rate 6.87%, (unless
             the Weighted Average Contract Rate is
             less than 6.87%)                                                             6.87%
                                                                                --------------
         n. Class A-7 Interest                                                      661,237.50          6.29750000
                                                                                --------------      --------------

     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                             0.00                   0
                                                                                --------------      --------------

     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                             0.00                   0
                                                                                --------------      --------------

B.   Principal
     (5) Formula Principal Distribution  Amount                                   4,119,025.60                 N/A
                                                                                --------------      --------------
         a. Scheduled Principal                                                     309,146.30                 N/A
                                                                                --------------      --------------
         b. Principal Prepayments                                                 2,548,182.98                 N/A
                                                                                --------------      --------------
         c. Liquidated Contracts                                                          0.00                 N/A
                                                                                --------------      --------------
         d. Repurchases                                                                   0.00                 N/A
                                                                                --------------      --------------
         e. Current Month Advanced Principal                                      1,261,696.32                 N/A
                                                                                --------------      --------------
         f. Prior Month Advanced Principal                                                0.00                 N/A
                                                                                --------------      --------------

     (6) Pool Scheduled Principal Balance                                       497,142,670.72
                                                                                --------------

    (6b) Adjusted Pool Principal Balance                                        495,880,974.40        991.76194880
                                                                                --------------      --------------
    (6c) Pool Factor                                                                0.99176195
                                                                                --------------


*Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                5.68%, 6.00%, 5.98%, 6.09%, 6.18%, 6.53%*, 6.87%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98
                                     PAGE 2


                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                       TRUST ACCOUNT  #3336599-0
                                                         REMITTANCE DATE 7/01/98




    (7) Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                        0.00
                                                                                --------------

    (8) Class A Percentage for such Remittance Date                                      91.50%
                                                                                --------------

    (9) Class A Percentage for the following  Remittance Date                            91.43%
                                                                                --------------

   (10) Class A  Principal Distribution:
               a. Class A-1                                                       4,119,025.60       192.47783178
                                                                                --------------      -------------
               b. Class A-2                                                               0.00         0.00000000
                                                                                --------------      -------------
               c. Class A-3                                                               0.00         0.00000000
                                                                                --------------      -------------
               d. Class A-4                                                               0.00         0.00000000
                                                                                --------------      -------------
               e. Class A-5                                                               0.00         0.00000000
                                                                                --------------      -------------
               g. Class A-6                                                               0.00         0.00000000
                                                                                --------------      -------------
               h. Class A-7                                                               0.00         0.00000000
                                                                                --------------      -------------

    (11)  Class A-1 Principal Balance                                            17,280,974.40       807.52216822
                                                                                --------------      -------------
   (11a)  Class A-1 Pool Factor                                                     0.80752217
                                                                                --------------

    (12)  Class A-2 Principal Balance                                            26,000,000.00       1000.0000000
                                                                                --------------      -------------
   (12a)  Class A-2 Pool Factor                                                     1.00000000
                                                                                --------------

    (13)  Class A-3 Principal Balance                                            62,000,000.00       1000.0000000
                                                                                --------------      -------------
   (13a)  Class A-3 Pool Factor                                                     1.00000000
                                                                                --------------

    (14)  Class A-4 Principal Balance                                            27,000,000.00       1000.0000000
                                                                                --------------      -------------
   (14a)  Class A-4 Pool Factor                                                     1.00000000
                                                                                --------------

    (15)  Class A-5 Principal Balance                                           108,400,000.00       1000.0000000
                                                                                --------------      -------------
   (15a)  Class A-5 Pool Factor                                                     1.00000000
                                                                                --------------

    (16)  Class A-6 Principal Balance                                            72,700,000.00       1000.0000000
                                                                                --------------      -------------
   (16a)  Class A-6 Pool Factor                                                     1.00000000
                                                                                --------------

    (17)  Class A-7 Principal Balance                                           105,000,000.00       1000.0000000
                                                                                --------------      -------------
   (17a)  Class A-7 Pool Factor                                                     1.00000000
                                                                                --------------

    (17) Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                                       0.00
                                                                                --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

               (18)  31-59 days                                                      85,178.50                  3
                                                                                --------------      -------------

               (19)  60 days or more                                                      0.00                  0
                                                                                --------------      -------------

               (20) Current Month Repossessions                                           0.00                  0
                                                                                --------------      -------------

               (21)  Repossession Inventory                                               0.00                  0
                                                                                --------------      -------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                5.68%, 6.00%, 5.98%, 6.09%, 6.18%, 6.53%*, 6.87%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                  CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98
                                     PAGE 3


                              CUSIP NO.#393505-E81, E99, F23, F31, F49, F56, F98
                                                       TRUST ACCOUNT  #3336599-0
                                                         REMITTANCE DATE 7/01/98




Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in July 2002.)

(22)  Average Sixty - Day Delinquency Ratio Test

        (a)  Sixty - Day Delinquency Ratio for current Remittance Date                    0.00%
                                                                                --------------

        (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 4.0%)                                                         N/A %
                                                                                --------------

(23)  Average Thirty - Day Delinquency Ratio  Test

        (a)  Thirty - Day Delinquency Ratio for current Remittance Date                   0.02%
                                                                                --------------

        (b)  Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 6.0%)                                                         N/A %
                                                                                --------------

(24)  Cumulative Realized Losses Test

        (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from June 1, 2002 to May 31, 2003,
             6.5% from June 1, 2003 to May 31, 2004; 8.5%  from                           0.00%
                                                                                --------------
             June 1, 2004 to May 31, 2005 and 9.5% thereafter)

(25)  Current Realized Losses Test

        (a)  Current Realized Losses for current Remittance Date                          0.00
                                                                                --------------

        (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
             arithmetic average of Pool Scheduled Principal Balances
             for third preceding Remittance and for current Remittance
             Date; may not exceed 2.5%)                                                   0.00%
                                                                                --------------

(26)  Class M-1 Principal Balance Test

        (a)  The sum of Class M-1 Principal Balance and Class B
             Principal Balance (before distributions on current
             Remittance Date) divided by Pool Scheduled Principal
             Balance as of preceding Remittance Date
             is greater than 23.25%                                                      15.50%
                                                                                --------------

(27)  Class B Principal Balance Test

        (a)  Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than
             $10,000,000.00                                                               0.00
                                                                                --------------

        (b)  Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance as of preceding Remittance Date is equal to or greater than
             12.75%.                                                                      8.50%
                                                                                --------------


                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98
                                     PAGE 4


                                                 CUSIP NO. #393505-F64, F72, F80
                                                        TRUST ACCOUNT #3336599-0
                                                         REMITTANCE DATE 7/01/98


                                                                                    Total $          Per $1,000
                                                                                     Amount           Original
                                                                                --------------      -------------
CLASS M-1 CERTIFICATES
----------------------
(28) Amount available(including Monthly Servicing Fee)                              517,550.00
                                                                                --------------
A.   Interest
     (29)  Aggregate  interest

               (a) Class M-1 Remittance Rate 6.83%, unless the
                     Weighted Average Contract Rate is less than 6.83%)                   6.83%
                                                                                --------------

               (b) Class M-1 Interest                                               219,129.17         6.26083343
                                                                                --------------      -------------

               (c) Interest on Class M-1 Adjusted Principal Balance                       0.00
                                                                                --------------

     (30)  Amount applied to Class M-1 Interest Deficiency Amount                         0.00
                                                                                --------------

     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount                          0.00
                                                                                --------------

     (32)  Amount applied to:
               a. Unpaid Class M-1 Interest Shortfall                                     0.00                  0
                                                                                --------------      -------------

     (33)  Remaining:
               a. Unpaid Class M-1 Interest Shortfall                                     0.00                  0
                                                                                --------------      -------------

B.   Principal
     (34)  Formula Principal Distribution  Amount                                         0.00                N/A
                                                                                --------------      -------------
               a. Scheduled Principal                                                     0.00                N/A
                                                                                --------------      -------------
               b. Principal Prepayments                                                   0.00                N/A
                                                                                --------------      -------------
               c. Liquidated Contracts                                                    0.00                N/A
                                                                                --------------      -------------
               d. Repurchases                                                             0.00                N/A
                                                                                --------------      -------------

    (35) Class M-1 Principal Balance                                             35,000,000.00      1000.00000000
                                                                                --------------      -------------
   (35a)  Class M-1 Pool Factor                                                     1.00000000
                                                                                --------------

    (36) Class M-1 Percentage for such Remittance Date                                    0.00%
                                                                                --------------

    (37)  Class M-1  Principal Distribution:
               a. Class M-1 (current)                                                     0.00         0.00000000
                                                                                --------------      -------------
               b. Unpaid Class M-1 Principal Shortfall
                    (if any) following prior Remittance Date                              0.00
                                                                                --------------

    (38) Unpaid Class M-1 Principal Shortfall
              (if any) following current Remittance Date                                  0.00
                                                                                --------------

    (39) Class M-1 Percentage for the following Remittance Date                           0.00%
                                                                                --------------

    (40) Class M-1 Liquidation Loss Interest
               (a) Class M-1 Liquidation Loss Amount                                      0.00
                                                                                --------------

               (b) Amount applied to Class M-1
                      Liquidation Loss Interest Amount                                    0.00
                                                                                --------------

               (c) Remaining Class M-1 Liquidation Loss
                      Interest Amount                                                     0.00
                                                                                --------------

               (d) Amount applied to Unpaid Class M-1
                      Loss Interest Shortfall                                             0.00
                                                                                --------------

               (e) Remaining Unpaid Class M-1
                      Liquidation Loss Interest Shortfalls                                0.00
                                                                                --------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate


                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98

                                                 CUSIP NO. #393505-F64, F72, F80
                                                         REMITTANCE DATE 7/01/98

CLASS B1 CERTIFICATES
---------------------


                                                                                   Total $            Per $1,000
                                                                                   Amount              Original
                                                                                --------------      -------------
  (1)  Amount  Available less the Class A
        Distribution Amount  and Class M-1 Distribution
        Amount (including Monthly Servicing Fee)                                    298,420.83
                                                                                --------------

  (2) Class B-1 Adjusted Principal Balance                                                0.00
                                                                                --------------

  (3) Class B-1 Remittance Rate  (7.26%
        unless Weighted Average Contract Rate
        is below 7.26%)                                                                   7.26%
                                                                                --------------

  (4) Interest on Class B-1 Adjusted Principal Balance                                    0.00
                                                                                --------------

  (3) Aggregate Class B1 Interest                                                   149,737.50         6.65500000
                                                                                --------------      -------------

  (4)  Amount applied to Unpaid
         Class B1 Interest Shortfall                                                      0.00               0.00
                                                                                --------------      -------------

  (5) Remaining Unpaid Class B1
          Interest Shortfall                                                              0.00               0.00
                                                                                --------------      -------------

  (6) Amount applied to Class B-1
       Interest Deficiency Amount                                                         0.00
                                                                                --------------

  (7) Remaining Unpaid Class B-1
       Interest Deficiency Amount                                                         0.00
                                                                                --------------

  (8) Unpaid Class B-1 Principal Shortfall                                                             0.00000000
        (if any) following prior Remittance Date                                          0.00      -------------
                                                                                --------------

  (8a) Class B Percentage for such Remittance Date                                        0.00
                                                                                --------------

  (9 ) Current Principal (Class B Percentage of Formula Principal
         Distribution Amount)                                                             0.00
                                                                                --------------

  (10a) Class B1 Principal Shortfall                                                      0.00
                                                                                --------------

  (10b) Unpaid Class B1 Principal Shortfall                                               0.00
                                                                                --------------

  (11) Class B Principal Balance                                                 42,500,000.00
                                                                                --------------

  (12) Class B1 Principal Balance                                                22,500,000.00
                                                                                --------------
  (12a) Class B1 Pool Factor                                                        1.00000000
                                                                                --------------

  (13) Class B-1 Liquidation Loss Interest
       (a) Class B-1 Liquidation Loss Amount                                              0.00
                                                                                --------------

       (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                   0.00
                                                                                --------------

       (c) Remaining Class B-1 Liquidation Loss Interest Amount                           0.00
                                                                                --------------

       (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest                   0.00
            Shortfall                                                           --------------

       (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                 0.00
                                                                                --------------


                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.83%*, 7.26%*, 8.11%*
                    PASS-THROUGH CERTIFICATES, SERIES 1998-4
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jun-98
                                     PAGE 2

                                                 CUSIP NO. #393505-F64, F72, F80
                                                         REMITTANCE DATE 7/01/98


                                                                                   Total $            Per $1,000
CLASS B2 CERTIFICATES                                                              Amount              Original
---------------------                                                           --------------      -------------
   (14) Remaining Amount Available                                                  148,683.33
                                                                                --------------

   (15) Class B-2 Remittance Rate ( 8.11%
            unless Weighted Average Contract
            Rate is less than 8.11%)                                                      8.11%
                                                                                --------------         7.43416650
                                                                                                    -------------
   (16) Aggregate Class B2 Interest                                                 148,683.33
                                                                                --------------
                                                                                                             0.00
   (17)  Amount applied to Unpaid                                                                   -------------
          Class B2 Interest Shortfall                                                     0.00
                                                                                --------------
                                                                                                             0.00
   (18) Remaining Unpaid Class B2                                                                   -------------
           Interest Shortfall                                                             0.00
                                                                                --------------

   (19) Unpaid Class B2 Principal Shortfall
         (if any) following prior Remittance Date                                         0.00
                                                                                --------------

   (20) Class B2 Principal Liquidation Loss Amount                                        0.00
                                                                                --------------         0.00000000
                                                                                                    -------------
   (21) Class B2 Principal (zero until class B1 paid down:
        thereafter, Class B Percentage
        of formula Principal Distribution Amount)                                         0.00
                                                                                --------------

   (22) Guarantee Payment                                                                 0.00
                                                                                --------------

   (23) Class B2 Principal Balance                                               20,000,000.00
                                                                                --------------
   (23a) Class B2 Pool Factor                                                       1.00000000
                                                                                --------------

   (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or
        Green Tree Financial Servicing Corporation is not the
        Servicer; deducted from funds remaining after payment of
        Class A Distribution Amount, Class M-1 Distribution
        Amount, Class B-1 Distribution Amount and Class B-2
        Distribution Amount, if the Company or Green Tree                                 0.00
        Financial Servicing Corp. is the Servicer)                              --------------

   (25) Class B-3I Guarantee Fee                                                          0.00
                                                                                --------------

   (26) Class B-3I Distribution Amount                                                    0.00
                                                                                --------------

   (27) Class B-3I Formula Distribution Amount (all Excess
            Interest plus Unpaid Class B-3I Shortfall)                                    0.00
                                                                                --------------

   (28) Class B-3I Distribution Amount (remaining Amount Available)                       0.00
                                                                                --------------

   (29) Class B-3I Shortfall (26-27)                                                      0.00
                                                                                --------------

   (30) Unpaid Class B-3I Shortfall                                                       0.00
                                                                                --------------

   (31) Class M-1 Interest Deficiency on such Remittance Date                             0.00
                                                                                --------------

   (32) Class B-1 Interest Deficiency on such Remittance Date                             0.00
                                                                                --------------

   (33) Repossessed Contracts                                                             0.00
                                                                                --------------
   (34) Repossessed Contracts Remaining in Inventory                                      0.00
                                                                                --------------

   (35) Weighted Average Contract Rate                                                 9.55103
                                                                                --------------

Please contact Bondholder Services Department of U.S. Bank National Association,
1-800-934-6802 with any questions regarding this statement or your Distribution.
